FOR TOTAL RETURN

DEVON FUND

service and guidance

professional management

goals

(photo of illustration from
Total Return brochure)

1999
Semi-Annual
Report

DELAWARE(SM)
INVESTMENTS
---------------------
PHILADELPHIA o LONDON

FOR TOTAL
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   2
                                                                 JUNE 18, 1999

DEAR SHAREHOLDER:

OVER THE LAST SIX MONTHS, THE U.S. stock market provided substantial gains, after benefiting from the powerful influence of Federal Reserve Board monetary policy.

   At the start of our fiscal period, many investors were concerned about economic and fiscal problems in Asia, Russia and Brazil, and their potential impact on U.S. corporations. These investors avoided all but the safest investments, U.S. Treasury bonds. As the U.S. economy faced the most serious obstacle to expansion in more than seven years, the Federal Reserve intervened and cut short-term interest rates three times.

   Lower interest rates were a potent tonic for equity markets. By November, corporate earnings began to improve, the U.S. economy regained its remarkable momentum, and the stock market began a climb that continued throughout the fiscal period.

   The Standard and Poor's 500 Index made impressive gains during the period, rising by nearly 23%. This advance, however, was essentially driven by selected technology companies and a few very large, growth-oriented companies.

   Devon Fund returned +8.85% for the six months ended 4/30/99 (Class A shares at net asset value with distributions reinvested). Many stocks in the Devon portfolio are mid-size companies, with market capitalizations between $2 billion and $10 billion. Market capitalization is a stock's price times the number of shares outstanding. In our opinion, these companies have the potential to become large cap companies. However, during the first quarter of 1999, the companies we held were overshadowed by larger companies. As a result, Devon was unable to keep pace with the S&P 500.

   Devon Fund also suffered from significant underperformance of three Fund holdings: SERVICE CORP. INTERNATIONAL, STEWART ENTERPRISES and RITE AID. Prices for Service Corp. and Rite Aid stock fell in 1999 after they failed to reach their earnings projections. We believe that the disappointing performance of Service Corp. had a negative impact on Stewart Enterprises,

WE ARE CONFIDENT THAT DEVON FUND IS WELL-POSITIONED TO BENEFIT IF INVESTOR ATTENTION CONTINUES TO SHIFT FROM THE LARGEST GROWTH-ORIENTED COMPANIES TO A MORE DIVERSIFIED STOCK UNIVERSE INCLUDING ATTRACTIVELY PRICED MID-SIZE COMPANIES.

CUMULATIVE/AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                   SIX MONTHS ENDED      AVERAGE ANNUAL
                                    APRIL 30, 1999          LIFETIME
--------------------------------------------------------------------------------
DEVON FUND CLASS A                       +8.85%              +21.65%
--------------------------------------------------------------------------------
Lipper Growth and Income Fund Average   +18.39% (869 funds)  +18.73% (304 funds)
Standard & Poor's 500 Index             +22.31%              +24.41%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 9. Past performance does not guarantee future results. Fee limitations were in effect for the periods shown. Returns would have been lower without the limitations. The S&P 500 is an unmanaged composite of large company stocks.

                                                                       FOR TOTAL
                                                                        RETURN
                                                                           3

another funeral services holding in the Fund. Please refer to the Portfolio Manager's review for a more detailed discussion of these companies and how we have addressed their underperformance.

   We remain positive about the prospects for Devon Fund in 1999. In April, a much broader array of companies began to share in the stock market's gains. We are confident that Devon Fund is well-positioned to benefit if investor attention continues to shift from the largest growth-oriented companies to a more diversified stock universe including attractively priced mid-size companies.

   On March 19, 1999, Francis X. Morris took over the leadership of the Devon portfolio management team. Mr. Morris and his team will continue to implement Devon Fund's disciplined investment strategy, focusing on what we call transition stocks. These are companies whose stocks we believe are currently priced below their underlying value, but have the potential to become strongly performing growth stocks in the future.

   In the pages that follow, Mr. Morris explains Devon Fund's recent performance and provides an outlook for the future. We believe Devon Fund's unique focus on transition stocks can play an important role in long-term investment plans. As the chart on page 2 shows, Devon Fund has provided an impressive lifetime total return, outpacing the average return of other growth and income funds and nearly matching the performance of the unmanaged S&P 500 index.

   In general, most equity funds either seek the value of bargain-priced securities or the growth potential of more expensive stocks with high earnings expectations. What separates Devon from these funds is our focus on the overlooked companies between these extremes and our ability to take advantage of changing equity market conditions.

Sincerely,


/s/ Wayne A. Stork
------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
-------------------
DAVID K. DOWNES
President and Chief Executive Officer,
Delaware Investments Family of Funds


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

                                           APRIL 30, 1999     OCTOBER 31, 1998
--------------------------------------------------------------------------------
Median Market Capitalization                $5.4 billion        $5.8 billion
Number of Stocks                                62                  60
Average Stock Price-to-Earnings Ratio          23.0x               19.1x
--------------------------------------------------------------------------------
Top Sector                                Consumer Growth      Consumer Growth
Annual Portfolio Turnover Rate                  51%                 39%
Beta*                                          0.82                0.94

P/Es are based on analysts' earnings estimates as reported to First Call.
* A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility than the index.


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   4

PORTFOLIO MANAGER'S REVIEW

BY FRANCIS X. MORRIS
Vice President/Senior Portfolio Manager
May 15, 1999

SINCE LAST NOVEMBER, THE STOCK market, as measured by the S&P 500 and the Dow Jones Industrial Average, began a dramatic upward climb. Lower interest rates paved the way, making it less expensive for businesses to operate and helping to stimulate corporate growth and profitability.

   Rising consumer confidence also boosted the performance of many equity investments. Supported by an abundance of jobs and rising incomes, consumer spending in 1998 grew at its fastest pace in more than 14 years.* It continued to accelerate during the first quarter of 1999.

   Brisk consumer spending helped sustain U.S. economic growth despite the tempering effects of weaker overseas demand for U.S. imports. Our economy grew at a faster-than-expected 4.5% rate during the first quarter of 1999.

   In the midst of these positive economic conditions, key stock indexes continued to rise; however, the beneficiaries were largely limited to a very narrow segment of the market. In the first quarter of 1999, the top 20, or "Nifty 20" stocks in the S&P 500 accounted for more than 100% of the index's gains.** As a result, the stock prices of these companies

SUPPORTED BY AN ABUNDANCE OF JOBS AND RISING INCOMES, CONSUMER SPENDING IN 1998 GREW AT ITS FASTEST PACE IN MORE THAN 14 YEARS.* IT CONTINUED TO ACCELERATE DURING THE FIRST QUARTER OF 1999.

THE DEVON FUND PORTFOLIO MANAGEMENT TEAM

FRANCIS X. MORRIS
Vice President/Senior Portfolio Manager
Francis X. Morris began his investment career as a securities analyst with PNC Asset Management in 1983. Later, he became a portfolio manager there and was named Director of Equity Research in 1995. Since 1997, Mr. Morris has managed approximately $1 billion in institutional accounts for Delaware Investments institutional asset management group. Mr. Morris graduated from Providence College in Rhode Island with a Bachelor's Degree in Finance and received an MBA from Widener University in Pennsylvania.

ANDREA GILES
Assistant Vice President/Research Analyst
Andrea Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. She previously served as an account officer in the Leverage Capital Group with Citibank.

CHRISTOPHER DRIVER, CFA
Assistant Vice President/Research Analyst
Christopher Driver has a BS in Finance from the University of Delaware. Previously he served as a research analyst in the equity value group at Blackrock, Inc. and as a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.

 * Source: Bloomberg Business News.
** Source: Merrill Lynch and Morgan Stanley as of March 31, 1999.


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                                                                          5

relative to their earnings (P/E ratios) soared to unprecedented levels. P/E ratios are a commonly used measurement of a stock's value.

   Devon Fund focuses on transition stocks, stocks we believe are currently selling below their true value with strong prospects for future growth. This approach precluded us from investing in the largest companies in the Standard and Poor's 500 Index - the ones responsible for the index's eye-catching return. This strategy reduced the Fund's six-month return relative to the S&P 500. However, over longer periods of time, we believe Devon's focus on less expensive stocks may help reduce investment risk and provide attractive opportunities for capital appreciation.

   Over the last six months, Devon Fund maintained a relatively small portfolio of 50-70 stocks. As of April 30, 1999, the Fund held 62 individual securities. Our top 10 holdings represented more than 33% of the Fund's assets. On occasion this strategy may lead to short-term underperformance. Over a longer horizon, however, we believe Devon Fund's commitment to carefully researched stocks will provide attractive returns to help our shareholders achieve their financial goals.

STRATEGIC POSITIONING
To a large extent, Devon Fund's disappointing six-month return can be traced to our holdings of SERVICE CORP. INTERNATIONAL, STEWART ENTERPRISES and RITE AID.

   Last summer, as global economies became more volatile, we increased our position in Service Corp. International, the world's largest funeral home operator. We wanted to focus more of the Fund's assets on companies whose growth was not directly tied to ups and downs in the U.S. economy. Given demographic trends in the U.S. we were also optimistic about the long-term outlook for the funeral services industry. We believed that Service Corp. was priced at a level consistent with Devon's standards for value and earnings growth.

   In January, after the management of Service Corp. announced that earnings would fall significantly below expectations, the stock price fell sharply.

TOP 10 HOLDINGS
--------------------------------------------------------------------------------
APRIL 30, 1999

                                         PERCENT OF               P/E
COMPANY                                  NET ASSETS              RATIO
--------------------------------------------------------------------------------
SBC Communications                         3.97%                 21.73%
Tyco International                         3.83%                 29.65%
Ecolab                                     3.75%                 33.56%
Stewart Enterprises                        3.43%                 16.24%
American Home Products                     3.38%                 28.61%
DIAL Corp.                                 3.23%                 26.95%
Masco                                      3.19%                 18.47%
Mylan Laboratories                         3.09%                 17.30%
Symbol Technologies                        2.94%                 27.92%
Federal Home Loan Mortgage                 2.70%                 20.39%
--------------------------------------------------------------------------------
S&P 500                                                          33.90%
--------------------------------------------------------------------------------

P/E ratios are based on analysts' estimates as reported to First Call for 1999.

FOR TOTAL
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   6

After reviewing the financial situation of Service Corp., we determined that the company's earnings growth was not likely to recover in the near term and we sold our position. Service Corp. International had been a Devon Fund holding for some time and despite the first quarter downturn, the stock had a positive impact on Devon Fund's performance over the last three years.

   The problems at Service Corp. International seemed to create doubts about the growth potential of funeral services companies, which we believe had a negative impact on the performance of Stewart Enterprises, one of the Fund's top 10 holdings. Stewart Enterprises, however, has continued to meet earnings expectations and demonstrates above average growth prospects. Based on our positive outlook for Stewart Enterprises and the funeral services industry, we viewed the recent setback as temporary and took advantage of lower prices to increase our holdings in the company.

   Rite Aid was Devon Fund's second largest holding as of October 31, 1998, representing nearly 5% of the Fund's total net assets. Rite Aid stock prices fell sharply in March, when the promotional expense of an aggressive store opening strategy caused the company to fall short of earnings projections. Our strategy is to substantially reduce our position in any stock that has declined 20% more than the market. Consistent with this strategy, we looked for opportunities to sell our holdings in Rite Aid when prices were highest. We continue to maintain a small position in Rite Aid and monitor its progress based on our belief that the majority of the company's problems are behind them.

   Devon Fund's holdings of INTIMATE BRANDS, operator of the Victoria's Secret and Bath & Body Works stores, was a bright spot for the Fund. Strong consumer spending and confidence in the U.S. economy helped Intimate Brands provide

STRONG CONSUMER SPENDING AND CONFIDENCE IN THE U.S. ECONOMY HELPED INTIMATE BRANDS PROVIDE AN EXCEPTIONAL RETURN FOR THE FUND OVER THE PAST SIX MONTHS.

DEVON FUND'S POSITIONING COMPARED TO THE S&P 500 INDEX
--------------------------------------------------------------------------------
APRIL 30, 1999

                        PERCENT OF        ALLOCATION CHANGE       PERCENT OF
BROAD SECTORS      FUND'S NET ASSETS*   FROM OCTOBER 31, 1998    S&P 500 INDEX
--------------------------------------------------------------------------------
Consumer Growth           25.3%                +7.3%                15.6%
Finance                   13.6%                -2.0%                16.4%
Consumer Cyclicals         6.2%                -3.8%                 9.8%
Capital Goods             15.2%                +0.4%                 7.8%
Technology                10.7%                -4.1%                20.5%
Energy                     3.5%                +0.8%                 5.6%
Consumer Staples           6.1%                -0.6%                 8.3%
REITs                      2.3%                +0.6%                 0.0%
Utilities                  7.3%                +5.9%                11.2%
Raw Materials              9.8%                +1.1%                 3.8%
Transportation              --                   --                  1.0%

* Excluding cash

                                                                       FOR TOTAL
                                                                        RETURN
                                                                          7

an exceptional return for the Fund over the past six months.

   A recovery in the U.S. manufacturing sector supported the performance of our holdings of DANAHER CORPORATION, a diversified industrial company. Danaher, which manufactures specialty and industrial tools and environmental control products, provided strong returns for Devon Fund during the previous six-month period. Your Fund also benefited from the performance of one of its top 10 holdings, ECOLAB INC., a provider of sanitary services to the hospitality industry.

OUTLOOK
Over the last six months, key stock indexes have been moving higher and higher. Yet many stocks - particularly small and mid-size stocks, as well as value stocks of all sizes - weren't experiencing such dramatic gains. In April, that began to change. Equity market gains extended to a broader base of companies, both in terms of size and industry sector.

   Consumer cyclical companies, such as automobiles, paper and housing, as well as the energy and raw materials sectors, all performed well in April. With very large growth stocks at such expensive levels, investors began to take an interest in attractively valued small and mid-size companies with solid fundamentals.

   If investor demand for stocks continues to reach beyond large growth companies, we believe the environment could be very positive for Devon Fund. Devon Fund's focus on transition companies that appear to be selling for less than their true value should allow the Fund to take advantage of renewed investor interest in a broad spectrum of less expensive stocks. The Fund's diversification across industries should also help us to benefit if investor interest moves to undervalued sectors of the market.

   During the first quarter of 1999, we experienced vigorous economic growth, rising consumer spending and a tight labor supply. On the other hand, reduced

IF INVESTOR DEMAND FOR STOCKS CONTINUES TO REACH BEYOND THE LARGE GROWTH COMPANIES, WE BELIEVE THE ENVIRONMENT COULD BE VERY POSITIVE FOR DEVON FUND.

DEVON FUND'S DISCIPLINED STOCK SELECTION STRATEGY
FIVE PILLARS OF GROWTH AND VALUE

o STRONG VALUATION: attractive earnings growth at discount prices

o STABILITY OF EARNINGS: simple businesses/stable industries that may perform well in a variety of market conditions

o POSITIVE CASH FLOW: substantial resources to reinvest in the business

o DYNAMIC CHANGE: company expansion or acquisition

o UNDER RESEARCHED: company not followed by many analysts; potential not yet recognized by the market

FOR TOTAL
 RETURN
   8


demand for U.S. products abroad and the increased productivity of U.S. workers helped to counterbalance these inflationary pressures. As a result, inflation remained remarkably benign.

   Nevertheless, we anticipate short-term interest rates to modestly increase as global conditions continue to improve and higher wages begin to affect the profitability of domestic companies. Higher interest rates may cool economic growth and lead to more moderate gains in the equity market during the balance of 1999.

   Of the many growth and income funds available to investors, we strive to make Devon Fund different. While some funds select a mix of less expensive value companies and higher priced growth companies, Devon looks specifically for transition companies that fall between the traditional growth and value investment styles. We believe Devon Fund's innovative and disciplined investment style may provide shareholders with unique total return opportunities in coming months.

outlook

Q. WHAT ARE TRANSITION STOCKS? WHAT OPPORTUNITIES DO THEY OFFER?

A. WE DEFINE TRANSITION STOCKS AS STOCKS THAT OFFER SUPERIOR CAPITAL APPRECIATION POTENTIAL BECAUSE THEY ARE LIKELY TO MOVE FROM BEING UNDERVALUED COMPARED TO THEIR PEERS TO BEING PRIZED BY GROWTH-ORIENTED INVESTORS. AS MORE INVESTORS RECOGNIZE THAT A LARGE OR MIDCAP COMPANY HAS SUCCESSFULLY TRANSFORMED ITS BUSINESS, ITS MARKET VALUE IS LIKELY TO GROW.

(photo of couple talking to financial advisor)

(photo of computer keyboard)

                                                              FOR TOTAL RETURN 9

PERFORMANCE SUMMARY

DEVON FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH APRIL 30, 1999

                                        LIFETIME  FIVE YEARS     ONE YEAR
--------------------------------------------------------------------------------
Class A (est. 12/29/93)
   Excluding Sales Charge               +21.65%     +22.32%       +7.26%
   Including Sales Charge               +20.30%     +20.89%       +1.07%
--------------------------------------------------------------------------------
Class B (est. 9/6/94)
   Excluding Sales Charge               +21.93%                   +6.50%
   Including Sales Charge               +21.72%                   +1.50%
--------------------------------------------------------------------------------
Class C (est. 11/29/95)
   Excluding Sales Charge               +22.64%                   +6.51%
   Including Sales Charge               +22.64%                   +5.51%

RETURNS REFLECT REINVESTMENT OF DISTRIBUTIONS AND ANY APPLICABLE SALES CHARGES AS NOTED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL SHARE PRICE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE EXCLUDING SALES CHARGES FOR B AND C CLASSES ASSUMES CONTINGENT SALES CHARGES DID NOT APPLY OR THE INVESTMENT WAS NOT REDEEMED. VOLUNTARY FEE LIMITATIONS WERE IN EFFECT FOR THE TIME PERIODS SHOWN. RETURNS WOULD HAVE BEEN LOWER WITHOUT THE LIMITATIONS.

CLASS A shares have a front-end maximum sales charge of 5.75% and a 12b-1 fee. CLASS B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
CLASS C shares have a 1% annual distribution service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for Devon Fund's Institutional Class, available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +22.01%, +22.69% and +7.59 for the lifetime, five-year and one-year periods ended April 30, 1999.

Chart assumes $10,000 invested on December 29, 1993, and includes the effect of the maximum 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other classes of Devon Fund will vary due to differing charges and expenses. Effective November 2, 1998, the maximum sales charge was raised from 4.75% to 5.75% for investments of less than $50,000. Past performance does not guarantee future results.


DEVON FUND'S LONG-TERM PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
DECEMBER 29, 1993 TO APRIL 30, 1999

                                                 Lipper Growth and Income Fund
                      Delaware Devon A Class          Average (310 Funds)
                      ----------------------     -----------------------------
Dec-93                       $10,000                       $10,000
Dec-94                       $ 9,955                       $ 9,730
Dec-95                       $13,483                       $12,781
Dec-96                       $16,571                       $15,459
Dec-97                       $22,359                       $19,787
Dec-98                       $27,315                       $22,997
Apr-99                       $26,711                       $24,711


Chart assumes $10,000 invested on December 29, 1993, and includes the effect of the maximum 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other classes of Devon Fund will vary due to differing charges and expenses. Effective November 2, 1998, the maximum sales charge was raised from 4.75% to 5.75% for investments of less than $50,000. Past performance does not guarantee future results.

10 FOR TOTAL RETURN

FINANCIAL STATEMENTS
DELAWARE GROUP EQUITY FUNDS I, INC.-
DEVON FUND

STATEMENT OF NET ASSETS
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                         NUMBER OF     MARKET
                                                          SHARES       VALUE
                                                        ------------------------
  COMMON STOCK - 95.28%
  AUTOMOBILES & AUTO PARTS - 2.03%
  Danaher .........................................      113,500   $ 7,540,656
                                                                   -----------
                                                                     7,540,656
                                                                   -----------
  BANKING, FINANCE & INSURANCE - 12.89%
  American International Group ....................       50,050     5,877,747
  Bank One ........................................       91,600     5,404,400
  Chubb ...........................................        3,500       207,375
 +Equifax .........................................      272,500     9,792,968
  Federal Home Loan Mortgage ......................      159,800    10,027,450
  Nationwide Financial Services-A .................      132,700     6,153,963
  Protective Life .................................       98,000     3,840,375
  Unionbancal Corporation .........................       89,700     3,077,831
  Unum ............................................       65,000     3,550,625
                                                                   -----------
                                                                    47,932,734
                                                                   -----------
  BUILDINGS & MATERIALS - 4.14%
 +Masco ...........................................      403,400    11,849,875
  Premark International ...........................       96,000     3,534,000
                                                                   -----------
                                                                    15,383,875
                                                                   -----------
  CABLE, MEDIA & PUBLISHING - 0.63%
  Wallace Computer Services .......................      101,100     2,331,619
                                                                   -----------
                                                                     2,331,619
                                                                   -----------
  CHEMICALS - 9.24%
 *Crompton & Knowles ..............................      185,900     3,764,475
 +Dial ............................................      353,600    12,022,400
  Ecolab ..........................................      332,900    13,960,993
  Valspar .........................................      133,200     4,612,050
                                                                   -----------
                                                                    34,359,918
                                                                   -----------
  COMPUTERS & TECHNOLOGY - 6.73%
  Computer Associates International ...............      139,800     5,967,713
  Hewlett-Packard .................................      124,200     9,796,275
  International Business Machines .................       22,800     4,769,475
 *SunGard Data Systems ............................      141,000     4,503,188
                                                                   -----------
                                                                    25,036,651
                                                                   -----------
  ELECTRONICS & ELECTRICAL EQUIPMENT - 9.03%
  Honeywell .......................................       69,400     6,575,650
  Intel ...........................................       85,600     5,234,975
  Pittston Brink's Group ..........................      106,500     2,808,938
  Schlumberger Limited ............................       62,200     3,973,025
  Symbol Technologies .............................      228,700    10,920,425
  Teleflex ........................................       93,600     4,077,450
                                                                   -----------
                                                                    33,590,463
                                                                   -----------
  ENERGY - 3.36%
+*BP Amoco PLC - ADR ..............................       44,158     4,998,134
  Compagnie Francaise de Petroleum ................      110,100     7,486,800
                                                                   -----------
                                                                    12,484,934
                                                                   -----------
  FOOD, BEVERAGE & TOBACCO - 2.69%
+*Suiza Foods .....................................      123,700     4,646,481
  Universal Foods .................................      254,600     5,346,600
                                                                   -----------
                                                                     9,993,081
                                                                   -----------

                                                         NUMBER OF     MARKET
                                                          SHARES       VALUE
                                                        ------------------------
  COMMON STOCK (CONTINUED)
  HEALTHCARE & PHARMACEUTICALS - 17.13%
  AFLAC ...........................................      132,600   $ 7,193,550
  American Home Products ..........................      205,800    12,553,800
  Astrazeneca - ADR ...............................       58,800     2,307,900
 *Biomet ..........................................      128,400     5,264,400
  Johnson & Johnson ...............................       57,200     5,577,000
 +Mylan Laboratories ..............................      506,300    11,486,681
  Tyco International ..............................      175,200    14,235,000
 *Watson Pharmaceutical ...........................      125,000     5,062,500
                                                                   -----------
                                                                    63,680,831
                                                                   -----------
  REAL ESTATE - 2.17%
  CarrAmerica Realty ..............................       77,300     1,913,175
  Developers Diversified Realty ...................      163,700     2,588,506
  Nationwide Health Properties ....................       43,800       889,688
  Storage USA .....................................       26,900       864,163
  Sun Communities .................................       52,100     1,823,500
                                                                   -----------
                                                                     8,079,032
                                                                   -----------
  RETAIL - 6.48%
  Compass Bancshares ..............................      130,900     3,579,297
  Food Lion-Class A ...............................      325,500     3,346,547
 +Intimate Brands .................................      136,800     6,840,000
  Rite Aid ........................................      235,400     5,487,762
  Sherwin-Williams ................................      155,700     4,846,163
                                                                   -----------
                                                                    24,099,769
                                                                   -----------
  TELECOMMUNICATIONS - 6.29%
  ALLTEL ..........................................       71,400     4,815,037
  GTE .............................................       57,100     3,822,130
  SBC Communications ..............................      263,700    14,767,200
                                                                   -----------
                                                                    23,404,367
                                                                   -----------
  TEXTILES, APPAREL & FURNITURE - 4.47%
  HON Industries ..................................      198,900     5,370,300
  Hillenbrand Industries ..........................       99,100     4,651,506
  Newell Rubbermaid ...............................      138,700     6,579,581
                                                                   -----------
                                                                    16,601,387
                                                                   -----------
  UTILITIES - 1.22%
  CMS Energy ......................................       61,500     2,706,000
  Nortel Networks .................................       26,800     1,827,425
                                                                   -----------
                                                                     4,533,425
                                                                   -----------
  MISCELLANEOUS - 6.78%
  Federal Signal ..................................      343,600     8,504,100
  Pentair .........................................       84,000     3,948,000
  Stewart Enterprises .............................      645,600    12,750,600
                                                                   -----------
                                                                    25,202,700
                                                                   -----------
  TOTAL COMMON STOCK
  (COST $309,412,996) .............................                354,255,442
                                                                   -----------
  CONVERTIBLE PREFERRED STOCKS - 1.20%
  Freeport-McMoRan Copper & Gold ..................       50,500       890,063
  Sealed Air ......................................       60,985     3,582,869
                                                                   -----------
  TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $3,703,063) ...............................                  4,472,932
                                                                   -----------

                                                             FOR TOTAL RETURN 11

--------------------------------------------------------------------------------
                                                    PRINCIPAL           MARKET
                                                      AMOUNT             VALUE
                                        ----------------------------------------
REPURCHASE AGREEMENTS - 3.33%
With Chase Manhattan 4.85% 5/03/99
   (dated 4/30/99, collateralized by
   $3,365,000 U.S. Treasury Notes 5.50%
   due 12/31/00, market value $3,450,312
   and $760,000 U.S. Treasury Notes 5.75%
   due 8/15/03, market value $785,538) ..........  $4,151,000       $ 4,151,000
With J.P. Morgan 4.85% 5/03/99 (dated
   4/30/00 collateralized by $1,159,000
   U.S. Treasury Notes 5.50% due 5/31/03,
   market value $1,197,375 and $1,869,000
   U.S. Treasury Notes 5.75% due 10/31/02,
   market value $1,902,912 and $881,310
   U.S. Treasury Notes 11.125% due
   8/15/03, market value $1,096,619) ............   4,112,500         4,112,500
With PaineWebber 4.85% 5/03/99 (dated
   4/30/99, collateralized by $1,570,000
   U.S. Treasury Notes 4.00% due 10/31/00,
   market value $1,574,414 and $1,054,000
   U.S. Treasury Notes 6.375% due 7/15/99,
   market value $1,077,417 and $1,533,000
   U.S. Treasury Notes 6.25% due 10/31/01,
   market value $1,573,561) .....................   4,112,500         4,112,500
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
   (COST $12,376,000) ...........................                    12,376,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $325,492,059) - 99.81% ................................   $371,104,374
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.19% ..................................        698,149
                                                                   ------------
NET ASSETS APPLICABLE TO 17,249,612 SHARES
   ($1 PAR VALUE) OUTSTANDING - 100.00% ........................   $371,802,523
                                                                   ============
NET ASSET VALUE - DEVON FUND A CLASS
   ($167,675,973 / 7,752,134 SHARES) ...........................         $21.63
                                                                         ======
NET ASSET VALUE - DEVON FUND B CLASS
   ($150,674,231 / 7,015,058 SHARES) ...........................         $21.48
                                                                         ======
NET ASSET VALUE - DEVON FUND C CLASS
   ($36,037,815 / 1,679,415 SHARES) ............................         $21.46
                                                                         ======
NET ASSET VALUE - DEVON FUND INSTITUTIONAL CLASS
   ($17,414,504 / 803,005 SHARES) ..............................         $21.69
                                                                         ======
--------------------------
+Security out on loan.
*Non-income producing security for the six months ended 4/30/99.

COMPONENTS OF NET ASSETS AT APRIL 30, 1999:
Common Stock, $1 par value, 125,000,000 shares
   authorized to the Devon Fund ................................   $322,978,067
Distributions in excess of net investment income ...............        (79,161)
Accumulated net realized gain on investments ...................      3,291,302
Net unrealized appreciation of investments .....................     45,612,315
                                                                   ------------
Total net assets ...............................................   $371,802,523
                                                                   ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
DEVON FUND A CLASS
Net asset value per share (A) ..................................         $21.63
Sales charge (5.75% of offering price, or 6.10% of
   amount invested per share) (B) ..............................           1.32
                                                                         ------
Offering price .................................................         $22.95
                                                                         ======
--------------------------
(A) Net Asset Value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

See Notes to Financial Statements for change in front-end sales charge effective November 2, 1998.

                             See accompanying notes

12 FOR TOTAL RETURN

DELAWARE GROUP EQUITY FUNDS I, INC. -
DEVON FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends .........................................    $1,876,315
Interest ..........................................       686,165    $2,562,480
                                                       ----------
EXPENSES:
Management fees ...................................       948,213
Distribution expense ..............................       940,775
Dividend disbursing and transfer agent
   fees and expenses ..............................       501,524
Accounting and administration .....................        66,272
Registration fees .................................        40,000
Reports and statements to shareholders ............        17,100
Professional fees .................................        12,200
Custodian fees ....................................         5,760
Directors' fees ...................................         5,549
Taxes (other than taxes on income) ................         2,583
Other .............................................         4,119     2,544,095
                                                       ----------   -----------
Less expenses absorbed by Delaware
   Management Company .............................                    (168,298)
Less expenses paid indirectly .....................                      (5,350)
                                                                    -----------
Total expenses ....................................                   2,370,447
                                                                    -----------

NET INVESTMENT INCOME .............................                     192,033
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments ..................                   3,295,731
Net change in unrealized
   appreciation/depreciation of investments .......                  19,469,524
                                                                    -----------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ............................                  22,765,255
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................                 $22,957,288
                                                                    ===========

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS I, INC. -
DEVON FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                        SIX MONTHS       YEAR
                                                      ENDED 4/30/99     ENDED
                                                        (UNAUDITED)   10/31/98
                                                     -------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ............................   $    192,033   $   562,948
Net realized gain on investments .................      3,295,731     3,276,905
Net change in unrealized
   appreciation/depreciation of investments ......     19,469,524    16,771,911
                                                     ------------  ------------
Net increase in net assets
   resulting from operations .....................     22,957,288    20,611,764
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .......................................       (310,868)     (433,936)
   B Class .......................................              -       (17,778)
   C Class .......................................              -        (3,847)
   Institutional Class ...........................        (56,036)      (71,629)
Net realized gain on investments:
   A Class .......................................     (1,272,835)   (3,129,258)
   B Class .......................................       (904,197)   (1,831,176)
   C Class .......................................       (213,389)     (396,243)
   Institutional Class ...........................       (100,865)     (354,447)
                                                     ------------  ------------
                                                       (2,858,190)   (6,238,314)
                                                     ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .......................................     65,465,101    82,073,340
   B Class .......................................     71,145,333    54,410,257
   C Class .......................................     17,365,445    15,601,378
   Institutional Class ...........................     14,360,689     9,761,534
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments:
   A Class .......................................      1,543,133     3,453,528
   B Class .......................................        846,654     1,765,306
   C Class .......................................        205,097       390,720
   Institutional Class ...........................        156,885       426,047
                                                     ------------  ------------
                                                      171,088,337   167,882,110
                                                     ------------  ------------
Cost of shares repurchased:
   A Class .......................................    (29,602,768)  (22,386,795)
   B Class .......................................    (11,849,185)   (6,501,980)
   C Class .......................................     (3,517,323)   (2,650,180)
   Institutional Class ...........................     (8,471,149)   (6,304,878)
                                                     ------------  ------------
                                                      (53,440,425)  (37,843,833)
                                                     ------------  ------------
Increase in net assets derived from capital
   share transactions ............................    117,647,912   130,038,277
                                                     ------------  ------------

NET INCREASE IN NET ASSETS .......................    137,747,010   144,411,727

NET ASSETS:
   Beginning of period ...........................    234,055,513    89,643,786
                                                     ------------  ------------
   End of period .................................   $371,802,523  $234,055,513
                                                     ============  ============

                             See accompanying notes

                                                             FOR TOTAL RETURN 13

DELAWARE GROUP EQUITY FUNDS I, INC.-
DEVON FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                           DEVON FUND A CLASS
                                                           -------------------------------------------------------------------------
                                                            SIX MONTHS
                                                               ENDED        YEAR        YEAR         YEAR         YEAR   12/29/93(1)
                                                             4/30/99(4)    ENDED        ENDED       ENDED        ENDED        TO
                                                            (UNAUDITED)  10/31/98     10/31/97    10/31/96     10/31/95    10/31/94
Net asset value, beginning of period .....................    $20.090     $17.860      $14.610     $12.550      $10.830     $10.000

Income from investment operations:
   Net investment income .................................      0.040       0.121        0.182       0.216        0.207(2)    0.136
   Net realized and unrealized gain
     on investments ......................................      1.733       3.249        4.243       2.689        2.053       0.784
                                                              -------     -------      -------     -------      -------     -------
   Total from investment operations ......................      1.773       3.370        4.425       2.905        2.260       0.920
                                                              -------     -------      -------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.043)     (0.110)      (0.210)     (0.205)      (0.220)     (0.090)
   Distributions from net realized gain
     on investments ......................................     (0.190)     (1.030)      (0.965)     (0.640)      (0.320)          -
                                                              -------     -------      -------     -------      -------     -------
   Total dividends and distributions .....................     (0.233)     (1.140)      (1.175)     (0.845)      (0.540)     (0.090)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period ...........................    $21.630     $20.090      $17.860     $14.610      $12.550     $10.830
                                                              =======     =======      =======     =======      =======     =======
Total return(3) ..........................................      8.85%      19.60%       32.11%      24.14%       21.98%      11.09%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............   $167,676    $120,506      $49,262     $14,907       $8,846      $4,600
   Ratio of expenses to average net assets ...............      1.30%       1.30%        1.25%       1.25%        1.25%       1.25%
   Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly ............................      1.41%       1.40%        1.42%       1.84%        2.29%       3.26%
   Ratio of net investment income
     to average net assets ...............................      0.44%       0.64%        1.14%       1.67%        1.82%       1.96%
   Ratio of net investment income (loss)
     to average net assets prior to
     expense limitation ..................................      0.33%       0.54%        0.97%       1.08%        0.78%      (0.05%)
   Portfolio turnover ....................................        51%         39%          64%         80%          99%        180%


--------------------------
(1) Date of initial public offering; ratios and total return have been annualized.
(2) 1995 per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumesreinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

14 FOR TOTAL RETURN

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    DEVON FUND B CLASS
                                                         ---------------------------------------------------------------------------
                                                          SIX MONTHS
                                                            ENDED       YEAR         YEAR        YEAR        YEAR         9/6/94(1)
                                                          4/30/99(4)    ENDED        ENDED       ENDED       ENDED           TO
                                                         (UNAUDITED)   10/31/98     10/31/97    10/31/96    10/31/95      10/31/94
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............      $19.980      $17.800      $14.540     $12.500      $10.820      $10.900

Income from investment operations:
   Net investment income (loss) ....................       (0.017)      (0.003)       0.081       0.136        0.127(2)     0.027
   Net realized and unrealized gain
     (loss) on investments .........................        1.707        3.223        4.219       2.664        2.053       (0.077)
                                                          -------      -------      -------     -------      -------      -------
   Total from investment operations ................        1.690        3.220        4.300       2.800        2.180       (0.050)
                                                          -------      -------      -------     -------      -------      -------
Less dividends and distributions:
   Dividends from net investment income.............            -       (0.010)      (0.075)     (0.120)      (0.180)      (0.030)
   Distributions from net realized gain
     on investments ................................       (0.190)      (1.030)      (0.965)     (0.640)      (0.320)           -
                                                          -------      -------      -------     -------      -------      -------
   Total dividends and distributions ...............       (0.190)      (1.040)      (1.040)     (0.760)      (0.500)      (0.030)
                                                          -------      -------      -------     -------      -------      -------

Net asset value, end of period .....................      $21.480      $19.980      $17.800     $14.540      $12.500      $10.820
                                                          =======      =======      =======     =======      =======      =======
Total return(3) ....................................        8.47%       18.76%       31.21%      23.38%       21.09%       (0.46%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........     $150,674      $82,927      $28,757      $3,399         $863         $115
   Ratio of expenses to average net assets .........        2.00%        2.00%        1.95%       1.95%        1.95%        1.95%
   Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly  .....................        2.11%        2.10%        2.12%       2.54%        2.99%        3.96%
   Ratio of net investment income
     (loss) to average net assets ..................       (0.26%)      (0.06%)       0.44%       0.97%        1.12%        1.26%
   Ratio of net investment income (loss)
     to average net assets prior to
     expense limitation ............................       (0.37%)      (0.16%)       0.27%       0.38%        0.08%       (0.75%)
   Portfolio turnover ..............................          51%          39%          64%         80%          99%         180%

--------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) 1995 per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

                                                             FOR TOTAL RETURN 15

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 DEVON FUND C CLASS
                                                            -------------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED            YEAR              YEAR         11/29/95(1)
                                                             4/30/99(3)        ENDED             ENDED           TO
                                                            (UNAUDITED)       10/31/98         10/31/97       10/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  ...................     $19.960         $17.790          $14.530         $13.020

Income from investment operations:
   Net investment income (loss) .........................      (0.017)          0.002            0.071           0.188
   Net realized and unrealized gain on investments ......       1.707           3.208            4.229           2.157
                                                              -------         -------          -------         -------
   Total from investment operations .....................       1.690           3.210            4.300           2.345
                                                              -------         -------          -------         -------
Less dividends and distributions:
   Dividends from net investment income .................          --          (0.010)          (0.075)         (0.195)
   Distributions from net realized gain on investments ..      (0.190)         (1.030)          (0.965)         (0.640)
                                                              -------         -------          -------         -------
   Total dividends and distributions ....................      (0.190)         (1.040)          (1.040)         (0.835)
                                                              -------         -------          -------         -------

Net asset value, end of period ..........................     $21.460         $19.960          $17.790         $14.530
                                                              =======         =======          =======         =======
Total return(2) .........................................       8.48%          18.71%           31.24%          18.94%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)...............     $36,038         $20,141           $5,876          $1,056
   Ratio of expenses to average net assets ..............       2.00%           2.00%            1.95%           1.95%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ....       2.11%           2.10%            2.12%           2.54%
   Ratio of net investment income (loss) to average
     net assets..........................................      (0.26%)         (0.06%)           0.44%           0.97%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation .............      (0.37%)         (0.16%)           0.27%           0.38%
   Portfolio turnover ...................................         51%             39%              64%             80%

------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

16 FOR TOTAL RETURN

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               DEVON FUND INSTITUTIONAL CLASS
                                                            ------------------------------------------------------------------------
                                                             SIX MONTHS
                                                               ENDED        YEAR        YEAR         YEAR        YEAR    12/29/93(1)
                                                             4/30/99(4)     ENDED       ENDED        ENDED       ENDED       TO
                                                            (UNAUDITED)   10/31/98    10/31/97     10/31/96    10/31/95   10/31/94
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................      $20.140     $17.930      $14.670     $12.590      $10.860     $10.000

Income from investment operations:
   Net investment income  ..............................        0.054       0.134        0.211       0.267        0.241(2)    0.201
   Net realized and unrealized gain
     on investments.....................................        1.761       3.281        4.284       2.693        2.049       0.749
                                                              -------     -------      -------     -------      -------     -------
   Total from investment operations ....................        1.815       3.415        4.495       2.960        2.290       0.950
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ................       (0.075)     (0.175)      (0.270)     (0.240)      (0.240)     (0.090)
   Distributions from net realized gain
     on investments ....................................       (0.190)     (1.030)      (0.965)     (0.640)      (0.320)      -
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions ......................       (0.265)     (1.205)      (1.235)     (0.880)      (0.560)     (0.090)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period .........................      $21.690     $20.140      $17.930     $14.670      $12.590     $10.860
                                                              =======     =======      =======     =======      =======     =======

Total return(3) ........................................        9.04%      19.89%       32.57%      24.56%       22.26%      11.45%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............      $17,415     $10,482       $5,749      $3,290       $2,870      $2,516
   Ratio of expenses to average net assets .............        1.00%       1.00%        0.95%       0.95%        0.95%       0.95%
   Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly ..........................        1.11%       1.10%        1.12%       1.54%        1.99%       2.96%
   Ratio of net investment income
     to average net assets .............................        0.74%       0.94%        1.44%       1.97%        2.12%       2.26%
   Ratio of net investment income
     to average net assets prior
     to expense limitation .............................        0.63%       0.84%        1.27%       1.38%        1.08%       0.25%
   Portfolio turnover ..................................          51%         39%          64%         80%          99%        180%

--------------
(1) Date of initial public offering; ratios and total return have been annualized.

(2) 1995 per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

                                                             FOR TOTAL RETURN 17

DELAWARE GROUP EQUITY FUNDS I, INC. -
DEVON FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Equity Funds I, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers two series: the Devon Fund and the Delaware Balanced Fund. These financial statements and related notes pertain to the Devon Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a front-end sales charge, which was raised from 4.75% to 5.75% effective November 2, 1998. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Devon Fund is to seek capital appreciation and current income.

The investment objective of the Delaware Balanced Fund is to seek a balance of capital appreciation, income and preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

CLASS ACCOUNTING - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

REPURCHASE AGREEMENTS - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income quarterly, and from capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $3,590 for the period ended April 30, 1999. The Fund may receive earnings credit used to offset custody fees when positive balances are maintained at the custodian. These credits were $1,760 for the period ended April 30, 1999. The "soft dollar" reimbursement and the earnings credit are combined as expenses paid indirectly in the Statement of Operations.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Commencing April 1, 1999 and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund,
 .60% on the next $500 million, .55% on the next $1,500 million and 0.50% on the average daily net assets in excess $2,500 million. Prior to April 1, 1999, the Fund paid DMC an annual fee which was calculated at the rate of 0.60% on the first $500 million of average daily net assets of the Fund and 0.50% on the average daily net assets over $500 million. At April 30, 1999 the Fund had a liability for Investment Management fees and other expenses payable to DMC of $153,503.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, exceed 1.00% of average daily net assets of the Fund through June 30, 1999.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC for $138,894.

18 FOR TOTAL RETURN

--------------------------------------------------------------------------------
2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class.

For the six months ended April 30, 1999, DDLP earned $158,362 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. INVESTMENTS
During the six months ended April 30, 1999, the Fund made purchases of $193,111,158 and sales of $71,728,304 of investment securities other than U.S. government securities and temporary cash investments.

At April 30, 1999, unrealized appreciation for federal income tax purposes aggregated $45,612,315 of which $58,758,098 related to unrealized appreciation of securities and $13,145,783 related to unrealized depreciation of securities. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $325,492,059.

4. CAPITAL STOCK
Transactions in capital stock shares were as follows:
                                                       SIX MONTHS
                                                          ENDED       YEAR
                                                         4/30/99      ENDED
                                                       (UNAUDITED)   10/31/98
                                                       -----------   --------
Shares sold:
   A Class .........................................    3,104,629   4,207,557
   B Class .........................................    3,396,488   2,771,835
   C Class .........................................      830,496     795,063
   Institutional Class .............................      686,153     497,905

Shares issued upon reinvestment of
   distributions from net investment income
   and net realized gain on investments:
   A Class .........................................       72,964     190,783
   B Class .........................................       40,088      98,407
   C Class .........................................        9,720      21,804
   Institutional Class .............................        7,433      23,450
                                                       ----------  ----------
                                                        8,147,971   8,606,804
                                                       ----------  ----------

Transactions in capital stock shares were as follows:
                                                       SIX MONTHS
                                                          ENDED        YEAR
                                                         4/30/99       ENDED
                                                       (UNAUDITED)   10/31/98
                                                       -----------   --------
Shares repurchased:
   A Class .........................................   (1,424,173) (1,157,460)
   B Class .........................................     (572,606)   (334,582)
   C Class .........................................     (169,894)   (138,159)
   Institutional Class .............................     (410,967)   (321,665)
                                                       ----------  ----------
                                                       (2,577,640) (1,951,866)
                                                       ----------  ----------
Net Increase .......................................    5,570,331   6,654,938
                                                       ==========  ==========
5. LINES OF CREDIT
The Fund has a committed line of credit for $3.3 million. No amount was outstanding at April 30, 1999, or at any time during the fiscal period.

6. SECURITIES LENDING
Security loans for the Fund are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at April 30, 1999 were $42,076,026 and $43,169,900, respectively.


YEAR 2000 (UNAUDITED)
--------------------------------------------------------------------------------
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Fund is taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issue with respect to the computer systems that such service provides use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

FOR TOTAL RETURN 19

PROXY RESULTS
(UNAUDITED)
--------------------------------------------------------------------------------
For the period ended April 30, 1999, Delaware Group Equity Funds I, Inc.'s - Devon Fund shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999. The description of each proposal and number of shares voted are as follows.

                                                 SHARES       SHARES    SHARES
                                                 VOTED        VOTED      VOTED
                                                  FOR        AGAINST    ABSTAIN
                                                 ------      -------    -------
1. TO ELECT THE FUND'S BOARD OF DIRECTORS:

   Jeffrey J. Nick ........................    36,860,198       -      1,929,964
   Walter P. Babich .......................    36,896,115       -      1,894,047
   John H. Durham .........................    36,918,321       -      1,871,841
   Anthony D. Knerr .......................    36,924,746       -      1,865,416
   Ann R. Leven ...........................    36,926,544       -      1,863,618
   Thomas F. Madison ......................    36,931,218       -      1,858,944
   Charles E. Peck ........................    36,940,624       -      1,849,538
   Wayne A. Stork .........................    36,945,623       -      1,844,539
   Jan L. Yeomans .........................    36,944,895       -      1,845,267

2. TO APPROVE THE RECLASSIFICATION OF THE FUND'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL.

                                                SHARES       SHARES    SHARES
                                                VOTED        VOTED      VOTED
                                                 FOR        AGAINST    ABSTAIN
                                                ------      -------    -------
                                              5,393,751     292,183    438,168

3. TO APPROVE STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE FUND (PROPOSAL INVOLVES SEPARATE VOTES ON SEVEN SUB-PROPOSALS 3A-3G).

3A. TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING CONCENTRATION
    OF THE FUND'S INVESTMENTS IN THE SAME INDUSTRY.

                                                SHARES       SHARES    SHARES
                                                VOTED        VOTED      VOTED
                                                 FOR        AGAINST    ABSTAIN
                                                ------      -------    -------
                                              5,502,576     194,932    426,595

3B. TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING BORROWING MONEY
    AND ISSUING SENIOR SECURITIES.

                                                SHARES       SHARES    SHARES
                                                VOTED        VOTED      VOTED
                                                 FOR        AGAINST    ABSTAIN
                                                ------      -------    -------
                                              5,461,074     225,932    437,096

3C. TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING UNDERWRITING.

                                                SHARES       SHARES    SHARES
                                                VOTED        VOTED      VOTED
                                                 FOR        AGAINST    ABSTAIN
                                                ------      -------    -------
                                              5,498,362     187,162    438,578

3D. TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENTS IN
    REAL ESTATE.

                                                SHARES       SHARES    SHARES
                                                VOTED        VOTED      VOTED
                                                 FOR        AGAINST    ABSTAIN
                                                ------      -------    -------
                                              5,479,899     197,678    446,524

3E. TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENTS IN
    COMMODITIES.

                                                SHARES       SHARES    SHARES
                                                VOTED        VOTED      VOTED
                                                 FOR        AGAINST    ABSTAIN
                                                ------      -------    -------
                                              5,448,375     225,872    449,855

3F. TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING LENDING BY THE
    FUND.

                                                SHARES       SHARES    SHARES
                                                VOTED        VOTED      VOTED
                                                 FOR        AGAINST    ABSTAIN
                                                ------      -------    -------
                                              5,456,549     221,356    446,197

3G. TO RECLASSIFY ALL CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS AS
    NON-FUNDAMENTAL.

                                                SHARES       SHARES    SHARES
                                                VOTED        VOTED      VOTED
                                                 FOR        AGAINST    ABSTAIN
                                                ------      -------    -------
                                              5,360,735     288,086    475,281

4. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH DELAWARE MANAGEMENT COMPANY FOR THE FUND.

                                                SHARES       SHARES    SHARES
                                                VOTED        VOTED      VOTED
                                                 FOR        AGAINST    ABSTAIN
                                                ------      -------    -------
                                              5,404,804     274,498    444,800

5. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP, AS THE INDEPENDENT AUDITORS FOR THE DELAWARE GROUP EQUITY FUNDS I, INC.

                                                SHARES       SHARES    SHARES
                                                VOTED        VOTED      VOTED
                                                 FOR        AGAINST    ABSTAIN
                                                ------      -------    -------
                                             31,599,129     289,354  6,901,677

6. TO APPROVE THE RESTRUCTURING OF THE DELAWARE GROUP EQUITY FUNDS I, INC. FROM A MARYLAND CORPORATION INTO A DELAWARE BUSINESS TRUST.

                                                SHARES       SHARES    SHARES
                                                VOTED        VOTED      VOTED
                                                 FOR        AGAINST    ABSTAIN
                                                ------      -------    -------
                                             32,476,130     903,920  1,600,502

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DEVON FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE investors when preceded or accompanied by a current Prospectus for Devon Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globes)

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Printed in the USA
on recycled paper

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(1799)